SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2005

CHITTENDEN CORPORATION

(Exact name of Registrant

as specified in charter)

Vermont	001-13769	03-0228404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Burlington Square, Burlington, Vermont	05401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (802) 660-1410

Not Applicable

(Former name or former address,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On April 20, 2005, Chittenden Corporation issued a press release entitled “Chittenden Reports 9% Higher Earnings” and Quarterly Balance Sheets, Statements of Income, Selected Quarterly Financial Data and Quarterly Average Balance Sheet, copies of which are furnished with this Current Report on Form 8-K as Exhibits 99.1 and 99.2.

ITEM 9.01	Financial Statements and Exhibits

(c) Exhibits: The following exhibits are furnished with this report:

Exhibit Number	Description

99.1	Press Release dated April 20, 2005, entitled “Chittenden Reports 9% Higher Earnings.”

99.2	Quarterly Balance Sheets, Statements of Income, Selected Quarterly Financial Data and Quarterly Average Balance Sheet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)

BY:	/s/ F. Sheldon Prentice
Senior Vice President, General Counsel and Secretary

DATE: April 20, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 20, 2005, entitled “Chittenden Reports 9% Higher Earnings”

99.2	Quarterly Balance Sheets, Statements of Income, Selected Quarterly Financial Data and Quarterly Average Balance Sheet